UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2025

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition. 1

The information set forth below under “Item 7.01 Regulation FD Disclosure” is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 3, 2025, Amy Lessinger, President of RE/MAX, LLC, a subsidiary of RE/MAX Holdings, Inc. (the “Company”), informed the Company of her resignation from her position, effective January 17, 2025. The Company is conducting a search for the next President of RE/MAX, LLC.

Item 7.01 Regulation FD Disclosure.1

The Company is providing an update on certain operational statistics:

RE/MAX Agent Count:

	As of December 31,		Change
	2024	2023	#	%
U.S.	51,286	55,131	(3,845)	(7.0)
Canada	25,171	25,168	3	0.0
Subtotal	76,457	80,299	(3,842)	(4.8)
Outside the U.S. & Canada	70,170	64,536	5,634	8.7
Total	146,627	144,835	1,792	1.2

	As of December 31,		Change
	2024	2023	#	%
Motto Mortgage Open Offices[2]	225	246	(21)	(8.5)

The Company is reaffirming its fourth quarter and full year 2024 financial guidance set forth below, which was previously provided in the Company’s third quarter earnings release issued on October 31, 2024:

For the fourth quarter of 2024, the Company expects:

▪	Revenue in a range of $71.0 million to $76.0 million (including revenue from the Marketing Funds in a range of $18.5 million to $20.5 million); and

▪	Adjusted EBITDA[3] in a range of $20.5 million to $23.5 million.

For the full year 2024, the Company expects:

▪	Revenue in a range of $306.0 million to $311.0 million (including revenue from the Marketing Funds in a range of $78.5 million to $80.5 million); and

▪	Adjusted EBITDA[3] in a range of $95.0 million to $98.0 million.

Footnotes

1 The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

2 Total open Motto Mortgage franchises includes only “bricks and mortar” offices with a unique physical address with rights granted by a full franchise agreement with Motto Franchising, LLC and excludes any “virtual” offices or BranchiseSM offices.

3 Adjusted EBITDA is a non-GAAP measure of financial performance that differs from U.S. Generally Accepted Accounting Principles. The Company defines Adjusted EBITDA as EBITDA (consolidated net income before depreciation and amortization, interest expense, interest income and the provision for income taxes), adjusted for the impact of the following items that are either non-cash or that the Company does not consider representative of its ongoing operating performance: loss or gain on sale or disposition of assets and sublease, settlement and impairment charges, equity-based compensation expense, acquisition-related expense, gain on reduction in tax receivable agreement liability, expense or income related to changes in the estimated fair value measurement of contingent consideration, restructuring charges and other non-recurring items. The most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss).

Because Adjusted EBITDA omits certain non-cash items and other non-recurring cash charges or other items, the Company believes that Adjusted EBITDA is less susceptible to variances that affect its operating performance resulting from depreciation, amortization and other non-cash and non-recurring cash charges or other items. The Company presents Adjusted EBITDA because the Company believes it is useful as a supplemental measure in evaluating the performance of its operating businesses and provides greater transparency into the Company’s results of operations. The Company’s management uses Adjusted EBITDA as a factor in evaluating the performance of the business.

The Company's Adjusted EBITDA guidance does not include certain charges and costs. The adjustments to EBITDA in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior quarters, such as loss or gain on sale or disposition of assets and sublease, settlement and impairment charges, equity-based compensation expense, acquisition-related expense, gain on reduction in tax receivable agreement liability, expense or income related to changes in the estimated fair value measurement of contingent consideration, restructuring charges and other non-recurring items. The exclusion of these charges and costs in future periods will have a significant impact on the Company's Adjusted EBITDA. The Company is not currently able to provide a reconciliation of the Company's non-GAAP financial guidance to the corresponding U.S. GAAP measures without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs and the preliminary nature of the information provided herein. In particular, the Company has not completed its quarter and year-end closing and review process and the audit process for its full year financial statements with its independent registered public accounting firm. Accordingly, the guidance information provided herein is subject to change. The final results for the fourth quarter and fiscal 2024 results may vary materially from the guidance information included herein. The information provided herein speaks only as of the date provided. Further commentary on the Company’s actual fourth quarter and fiscal 2024 financial results will be provided as part of the Company’s fourth quarter and fiscal 2024 earnings release and conference call. Please see the Company’s earnings release issued on October 31, 2024, for more information on non-GAAP financial measures.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to the Company’s outlook for the fourth quarter and full year 2024, including non-GAAP financial measures. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, (1) changes in the real estate market or interest rates and availability of financing, (2) changes in business and economic activity in general, (3) the Company’s ability to attract and retain quality franchisees, (4) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (5) changes in laws and regulations, (6) the Company’s ability to enhance, market, and protect its brands, (7) the Company’s ability to implement its technology initiatives, (8) risks related to the Company’s leadership transition, (9) fluctuations in foreign currency exchange rates, (10) the nature and amount of the exclusion of charges in future periods when determining Adjusted EBITDA is subject to uncertainty and may not be similar to such charges in prior periods, and (11) those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remaxholdings.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: January 8, 2025	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer